UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 11, 2010

ENVISION SOLAR INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-147104	20-8457250
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7675 Dagget Street, Suite 150 San Diego, California	92111
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 799-4583

Casita Enterprises, Inc.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K of Envision Solar International, Inc., a Nevada corporation (the “Company”), previously filed with the Securities and Exchange Commission on April 12, 2010 (the “Original Filing”).  An inaccurate copy of the Agreement and Plan of Merger (the “Merger Agreement”), dated March 11, 2010, by and between Casita Enterprises, Inc., a Nevada corporation (“Casita”), and Envision Solar International, Inc., a California corporation and wholly owned subsidiary of Casita, was inadvertently filed as Exhibit 10.1 to the Original Filing.  This Amendment is being filed in order to file an accurate copy of the Merger Agreement.  Except as set forth in this explanatory note, no other changes are made to the Original Filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1*	Agreement and Plan of Merger, dated March 11, 2010, by and between Casita Enterprises, Inc. and Envision Solar International, Inc.

10.2
Articles of Merger filed with the Secretary of State of the State of Nevada (Incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K of Envision Solar International, Inc. filed with the Securities and Exchange Commission on April 12, 2010)

10.3
Certificate of Correction  filed with the Secretary of State of the State of Nevada (Incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K of Envision Solar International, Inc. filed with the Securities and Exchange Commission on April 12, 2010)

10.4
Certificate of Ownership filed with the Secretary of State of the State of California (Incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K of Envision Solar International, Inc. filed with the Securities and Exchange Commission on April 12, 2010)

______
* Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVISION SOLAR INTERNATIONAL, INC.

Dated: April 14, 2010	By:	/s/ Howard Smith
Name: Howard Smith
Title: CFO

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EXHIBIT INDEX

Exhibit No.	Description

10.1*	Agreement and Plan of Merger, dated March 11, 2010, by and between Casita Enterprises, Inc. and Envision Solar International, Inc.

10.2
Articles of Merger filed with the Secretary of State of the State of Nevada (Incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K of Envision Solar International, Inc. filed with the Securities and Exchange Commission on April 12, 2010)

10.3
Certificate of Correction  filed with the Secretary of State of the State of Nevada (Incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K of Envision Solar International, Inc. filed with the Securities and Exchange Commission on April 12, 2010)

10.4
Certificate of Ownership filed with the Secretary of State of the State of California (Incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K of Envision Solar International, Inc. filed with the Securities and Exchange Commission on April 12, 2010)

______
* Filed herewith.

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